Exhibit 10.25
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AMENDMENT TO THE TECHNOLOGY LICENSE AND SERVICES AGREEMENT
By their signatures below, Phoenix Technologies Ltd. (“Phoenix”) and Wistron Corporation (“Licensee”) agree to amend the Technology License and Services Agreement dated as of September 30, 2004 (Phoenix Agreement No. 50170100) (as amended from time to time, the “Agreement”), by supplementing “Attachment — Licenses and Services” of the Agreement with this Amendment. Phoenix and Licensee agree that (i) except as expressly set forth herein, each and every provision of the Agreement shall remain in full force and effect; and (ii) the programs and services listed in this Amendment shall be governed by the terms and conditions of the Agreement. This Amendment shall be effective as of October 1, 2008 (the “Amendment Effective Date”). Unless otherwise defined herein, capitalized terms used without definition have the respective meanings ascribed to those terms in the Agreement.

Phoenix:	Phoenix Technologies Ltd.	Licensee:	Wistron Corporation

Signature:		Signature:

Name:		Name:

Title:		Title:

Date:		Date:

ATTACHMENT — LICENSES AND SERVICES
SUPPLEMENT XXII

Item	Products and Services	Units	Per Unit Fee	Total Fees
1.0.0	Program (Object Code) Licenses: (see Special Requirements: Sections A, B, D)
1.1.0	Royalty Prepayment	[***]	[***]	[***]
1.1.1	Program Licenses	See Special Requirements Section D-1	See Special Requirements Section D-1	—

2.0.0	Source Code Licenses: (see Special Requirements: Sections A, B, E)
2.1.0	Chipset Modules — Source Code (to be determined)	[***]	—	[***]
2.2.0	Chipset Modules — Source Code (to be determined)	[***]	—	[***]
2.3.0	Chipset Modules — Source Code — Upgrade Licenses (to be determined)	[***]	—	[***]

3.0.0	Support Services: (see Special Requirements: Sections A, B, F)
3.1.0	CSS Standard Support Services	[***] person days	—	[***]

	Total Fees (see Special Requirements: Sections A, B, C)	—	—	[***]
Special Requirements: The parties hereby agree the following Special Requirements shall apply to this Supplement XXII.
A.	Definitions. For purposes of this Amendment, the following definitions for the listed defined terms shall be applicable and such definitions shall supersede any other previous definition for the corresponding defined term as may be set forth in the Agreement or any other amendment thereto:
THE SYMBOL [***] IS USED TO INDICATE THAT A PORTION OF THE EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.

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A-1	“AwardCore” means Phoenix’s family of AwardCore programs and related products

A-2	“March 2006 Amendment” means the amendment to the Agreement dated March 31, 2006, bearing agreement number 50170112, which sets forth the provisions for CSS Standard Support Services.

A-3	“March 2007 Amendment” means the amendment to the Agreement dated March 5, 2007, bearing agreement number 50170116, which sets forth the provisions for Source Code licensing.

A-4	“MicroCore” means Phoenix’s family of MicroCore programs and related products.

A-5	“License Term” means the term of the Program (Object Code) licenses and Source Code licenses set forth in this Supplement XXII, which shall be for the period from October 1, 2008 through [***].

A-6	“Per Unit Fee” means the applicable per unit fee (also referred to as “Royalty”, pursuant to the terms of the Agreement) set forth in Item 1.1.1 of this Supplement XXII.

A-7	“Program Licenses” means the “SecureCore — Object Code” and “MicroCore — Object Code” and “AwardCore — Object Code” licenses set forth in Item 1.1.1 of this Supplement XXII.

A-8	“Royalty Prepayment” means the amount as set forth in Item 1.1.0 of this Supplement XXII to be prepaid by Licensee for the Program Licenses.

A-9	“SecureCore” means Phoenix’s family of SecureCore programs and related products.

A-10	“Subsidiary” means an entity in which more than fifty percent (50%) of the outstanding voting shares or securities of the entity is owned or controlled by Licensee or, in the case of an entity which does not have shares or securities, an entity in which Licensee has a controlling interest and has the right to make decisions for such entity.

A-11	“Support Services Term” means the term for the Support Services set forth in Item 3.1.0 of this Supplement XXII, which shall be for the period from October 1, 2008 through [***].

A-12	“Upgrade License” means a SecureCore Source Code — Chipset Module already licensed by Licensee and Licensee desires to license the MicroCore Source Code version of such Source Code — Chipset Module, if and when made available by Phoenix.
B.	Currency. All fees set forth in this Supplement XXII are in United States currency.
C.	Payment. Licensee agrees to pay Phoenix the Royalty Prepayment and other fees in the aggregate amount of [***] for the licenses and services set forth in this Supplement XXII. Such fees shall be paid by Licensee to Phoenix in installments as follows:

Payment Due Date	Amount Due
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
C-1	Licensee’s obligation to pay the fees set forth in this Amendment is absolute, and such license fees are non-cancelable and non-refundable.
D. Object Code Licenses.
D-1	The Per Unit Fee and additional restrictions and obligations for the Program Licenses shall be as follows:
THE SYMBOL [***] IS USED TO INDICATE THAT A PORTION OF THE EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.

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the Operating
System that
Licensee
			Product	Additional
			is based upon	Restrictions
			or has the	and
			ability to	Requirements
		Per Unit	execute (see	(see key
Program Licenses	Quantity	Fee	key below)	below)
SecureCore Mobile — Object Code	[***]	[***]	[***]	[***]
SecureCore Mobile — Object Code	[***]	[***]	[***]	[***]
SecureCore Mobile — Object Code	[***]	[***]	[***]	[***]
SecureCore Server — Object Code	[***]	[***]	[***]	[***]
SecureCore Server — Object Code	[***]	[***]	[***]	[***]
SecureCore Server — Object Code	[***]	[***]	[***]	[***]
SecureCore Desktop — Object Code	[***]	[***]	[***]	[***]
SecureCore Desktop — Object Code	[***]	[***]	[***]	[***]
SecureCore Desktop — Object Code	[***]	[***]	[***]	[***]
SecureCore Embedded — Object Code	[***]	[***]	[***]	[***]
AwardCore Desktop — Object Code	[***]	[***]	[***]	[***]
AwardCore Desktop — Object Code	[***]	[***]	[***]	[***]
AwardCore Desktop — Object Code	[***]	[***]	[***]	[***]
AwardCore Embedded — Object Code	[***]	[***]	[***]	[***]
MicroCore Low-Cost Notebook — Object Code	[***]	[***]	[***]	[***]
MicroCore Low-Cost Notebook — Object Code	[***]	[***]	[***]	[***]
MicroCore Low-Cost Notebook — Object Code	[***]	[***]	[***]	[***]
Key — Operating System

[***]

Key — Additional Restrictions and Requirements:

[***]

Footnote 1:

During the License Term, all Program Licenses distributed with or incorporated into Licensee Products shall be aggregated for purposes of determining the next applicable quantity bracket and Per Unit Fee. At the beginning of the License Term the number of units shall begin at quantity 1.

D-2	For the License Term, the Royalty Prepayment shall authorize Licensee to distribute, in compliance with the provisions of this Supplement XXII and the Agreement, copies of the Program Licenses at the applicable Per Unit Fee (as set forth in Section D-1) for use with or incorporation into Licensee Products.
D-2-1	During the License Term, Licensee shall provide Phoenix with monthly royalty reports pursuant to Section 5.2 of the Agreement, stating the number of units of Program Licenses distributed by Licensee during the reporting period and the aggregate Per Unit Fees reported shall be deducted from the Royalty Prepayment.

D-2-2	Prior to the end of the License Term, if the Royalty Prepayment has been exhausted by Licensee’s distribution of the Program Licenses, then:
(i) For the remainder of the License Term, Licensee shall provide royalty reports to Phoenix in accordance with Section 5.2 of the Agreement. Notwithstanding the terms of Section 5.2 of the Agreement, Licensee shall provide such royalty reports to Phoenix on or before the tenth (10th) day after the end of each month, Royalties at the applicable Per Unit Fee shall be due and payable by Licensee to Phoenix on net thirty (30) day terms from Phoenix’s invoice date; and
THE SYMBOL [***] IS USED TO INDICATE THAT A PORTION OF THE EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.

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(ii) Licensee agrees to accelerate payment of all Royalty Prepayment and other fee installments set forth in Section C of this Supplement XXII that are then outstanding.
D-2-2-1	For purposes of clarification, the following example is provided: By [***], if the Royalty Prepayment has been exhausted by Licensee’s distribution of the Program Licenses, then Licensee will make payment to Phoenix of license fees in the amount of $[***] on or before [***] (which is the sum of the fees due on [***] and [***]).
D-2-3	At the end of the License Term, if the Royalty Prepayment has not been exhausted by Licensee’s distribution of the Program Licenses, then Licensee shall not have any right to deduct any Per Unit Fees from the remaining Royalty Prepayment amount for the distribution of Program Licenses.

D-2-4	At the end of the License Term, Licensee may license additional copies of the Program Licenses from Phoenix, at Phoenix’s then current per unit fees; provided that the parties shall be required to first enter into a written agreement setting forth the terms and conditions for such additional licenses and the associated fees.
E. Source Code Licenses.
E-1	Subject to the provisions of “Attachment VII — Source Code License” of the Agreement and the March 2007 Amendment, Licensee is authorized to use and have the Source Code, as set forth in this Supplement XXII, at the following authorized facility: Wistron Corporation, 21F, 88, Sec. 1, Hsin Tai Wu Rd., Hsichih, Taipei Hsien 221, Taiwan R.O.C.
E-1-1	Subject to Section E-1-2 of these Special Requirements, in the event that Licensee desires to add a facility or provide notification of a change in address of a facility, then Licensee will provide written notification to Phoenix, where such notification may be via electronic mail to ptec_legal@phoenix.com.

E-1-2	Licensee shall not allow the Source Code set forth in this Supplement XXII to be accessed by any facilities operated by affiliates, manufacturers or contractors of Licensee, unless the parties agree in writing to additional license rights and payment of fees, as applicable.

E-1-3	If the authorized facility is located at a Subsidiary’s facility, then Licensee will be jointly and severally liable and responsible for all actions of such Subsidiary, including any breaches of the Agreement.
E-2	Subject to the provisions of the March 2007 Amendment, during the License Term, Licensee shall be entitled to up to [***] Chipset Module Source Code licenses. Licensee will select such Chipset Module Source Code licenses from Phoenix’s list of commercially available chipset modules, if and when available, for the specified code base Source Code. Licensee shall obtain these licenses by providing Phoenix with an authorization form (included in Section VI of the March 2007 Amendment) identifying (i) the Chipset Module(s); and (ii) the super I/O, clock generator and/or programmable sensor, as applicable.
E-2-1	Prior to the end of the License Term, if Licensee has utilized all of the Chipset Module Source Code licenses set forth in Item 2.1.0 and Item 2.2.0 of this Supplement XXII, and Licensee desires to license additional Chipset Module Source Code, then the provisions for such additional licenses and associated fees shall be as set forth in the March 2007 Amendment.

E-2-2	At the end of the License Term, if Licensee has not utilized all of the Chipset Module Source Code licenses set forth in Item 2.1.0 and Item 2.2.0 of this Supplement XXII, then the remainder of the Chipset Module Source Code licenses shall expire and no longer be available.
E-3	Subject to the provisions of the March 2007 Amendment, during the License Term, Licensee shall be entitled to up to [***] MicroCore Source Code — Chipset Module — Upgrade Licenses. Licensee will select such MicroCore Source Code — Chipset Module — Upgrade Licenses from Phoenix’s list of commercially available MicroCore Source Code - Chipset Modules, if and when available. Licensee shall obtain these licenses by providing Phoenix with an authorization form (included in Section VI of the March 2007 Amendment) identifying (i) the MicroCore Chipset Module(s); and (ii) the super I/O, clock generator and/or programmable sensor, as applicable.
E-3-1	Prior to the end of the License Term, if Licensee has utilized all of the MicroCore Source Code — Chipset Module — Upgrade Licenses set forth in Item 2.3.0 of this Supplement XXII, and Licensee desires to license additional MicroCore Source Code — Chipset Module(s), then the provisions for such additional licenses and associated fees shall be as set forth in the March 2007 Amendment.
THE SYMBOL [***] IS USED TO INDICATE THAT A PORTION OF THE EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.

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E-3-2	At the end of the License Term, if Licensee has not utilized all of the MicroCore Source Code — Chipset Module — Upgrade Licenses set forth in Item 2.3.0 of this Supplement XXII, then the remainder of the MicroCore Source Code — Chipset Module — Upgrade Licenses shall expire and no longer be available.
F.	Support Services.
F-1	Subject to the provisions of the March 2006 Amendment, during the Support Services Term, Phoenix agrees to provide the number of person days of Support Services set forth in Item 3.1.0 of this Supplement XXII. The Support Services will be conducted at Phoenix’s offices located in Taiwan or the People’s Republic of China.
F-1-1	Prior to the end of the Support Services Term, if Licensee has used all of the person days of Support Services set forth in Item 3.1.0 of this Supplement XXII, and Licensee desires to obtain additional person days of Support Services, then the parties agree to set forth in writing the terms for such additional person days of Support Services at Phoenix’s then current per person day fee rate(s).

F-1-2	At the end of the Support Services Term, if Licensee has not used all of the person days of Support Services set forth in Item 3.1.0 of this Supplement XXII, then the remaining person days of Support Services shall expire and no longer be available.
THE SYMBOL [***] IS USED TO INDICATE THAT A PORTION OF THE EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.

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TECHNOLOGY LICENSE AND SERVICES AGREEMENT
This Technology License and Services Agreement (“Agreement”) is entered into as of September 30, 2004 (the “Effective Date”) by and between Phoenix Technologies Ltd., having an office at 915 Murphy Ranch Road, Milpitas, California 95035 U.S.A. (“Phoenix”), and Wistron Corporation, having an office at 21F, 88, Sec. 1, Hsin Tai Wu Rd., Hsichih, Taipei Hsien, 221, Taiwan, R.O.C. (“Licensee”). In consideration of the benefits and obligations exchanged in this Agreement, the parties agree as follows:
1.	CERTAIN DEFINED TERMS. All terms in this Agreement with initial capitals have the meanings set forth in this Section, unless defined elsewhere. All defined terms in singular form shall include the plural meanings of such terms and vice versa, if applicable. All references to a Section, Attachment or Amendment mean a section, attachment or amendment of this Agreement. All references to this Agreement include all attachments, exhibits, exhibit amendments, and amendments.

1.1	“Deliverables” means any Programs, and Tools (as defined in an Attachment), licensed per the terms of this Agreement (including any technical, user documentation and/or materials provided with the Deliverables).

1.2	“Licensee Products” means equipment designed, manufactured and/or distributed by or on behalf of Licensee.

1.3	“Object Code” means the binary, machine-readable and executable form of a computer software program.

1.4	“Modifications” means an update, enhancement, revision, new release or new version of any Deliverables.

1.5	“Program” means the Object Code form of the computer software program(s) licensed under the terms of this Agreement, including any Modifications; and which is specifically set forth in an Attachment or Amendment to this Agreement.

1.6	“Specifications” means Phoenix’s technical operating standards of a particular Deliverable.

2.	LICENSE GRANT. Phoenix grants Licensee a non-exclusive, non-transferable, worldwide and royalty bearing license to use, reproduce, have reproduced, perform, display and distribute the Programs, but solely: (a) for use with or incorporation into Licensee Products; and (b) for the number of Program copies paid for by Licensee at the per Program copy license fees specified in this Agreement. The licenses granted in this Agreement are subject to all terms, conditions, requirements, restrictions and limitations set forth in this Agreement. All rights not expressly granted are reserved by Phoenix.

3.	USE RESTRICTIONS. As a condition to the licenses granted in this Agreement, Licensee shall not itself, nor permit any third party to: (a) sublicense, sell, or otherwise distribute any Program copies separately from Licensee Products, (b) alter, remove, disable or suppress the display of any end-user license agreement, copyright, trademark, trade name, logo or trade dress included as part of the Programs, or (c) modify (except as otherwise set forth in this Agreement), translate, reverse engineer, decompile, or disassemble any Programs.

4.	ADDITIONAL DELIVERABLES. The parties may subsequently add Deliverables, services and/or other items available by Phoenix, to this Agreement if: (a) Licensee issues a purchase order to Phoenix for such Deliverables, services and/or other items; (b) Phoenix issues an invoice to Licensee; (c) Phoenix delivers the relevant Deliverables, services and/or other items to Licensee; and (d) Licensee pays Phoenix the applicable fees. Each invoice issued by Phoenix in response to Licensee’s purchase order shall constitute an Amendment to this Agreement. The terms and conditions of any invoice, purchase order or other business form or written authorization used by Licensee will have no effect on the rights, duties or obligations of the parties with respect to any subsequent Deliverables, services, and/or other items available from Phoenix, regardless of the failure of Phoenix to object to those terms or conditions. The parties agree that all subsequent Deliverables, services, and/or other items provided by Phoenix to Licensee shall be subject to the terms of this Agreement (unless otherwise provided in a written agreement duly executed by an authorized representative of each party).

5.	FEES AND PAYMENT TERMS.

5.1	Licensee will pay Phoenix all fees in accordance with the terms of this Agreement. Except as otherwise specified in this Agreement, Licensee will pay all amounts due on net thirty (30) day terms from Phoenix’s invoice date, in United States currency. All amounts due under this Agreement are non-cancelable, and are an absolute commitment.

5.2	Licensee agrees to pay Phoenix the per-Program copy royalty set forth in this Agreement (“Royalties”) for each copy of a Program reproduced on a Licensee Product. Licensee will account for and pay all Royalties owed to Phoenix by submitting monthly Royalty reports to Phoenix, in a form reasonably acceptable to Phoenix. Each such report shall be provided to Phoenix within thirty (30) days after the end of the subject month, and will be signed by a representative of Licensee who has certified that, based on a review of Licensee’s records kept in accordance with generally accepted accounting principles, such report accurately sets forth the number of Program copies reproduced on Licensee Products during the subject month. With each Royalty report, Licensee will submit payment for all Royalties due Phoenix pursuant to such report. Licensee’s obligation to furnish monthly Royalty reports and to make monthly Royalty payments to Phoenix will continue for as long as Licensee distributes any Programs on Licensee Products. Royalty reports are required even if Licensee reports no distribution of any Programs during a particular month. If Licensee completely stops distributing Programs, Licensee will promptly provide Phoenix with a final monthly Royalty report, a final Royalty payment for the full amount of all Royalties due, and a written certification that Licensee has stopped all distribution of Programs on Licensee Products.

5.3	Notwithstanding the terms of Section 5.2, Licensee will not be required to report Royalties to Phoenix if, for each and every copy of a Program reproduced on a Licensee Product, Licensee purchases a Phoenix Program label and affixes such labels to each such Licensee Product. Licensee shall purchase Program labels by issuing purchase orders to Phoenix for such Program labels. The price for Program labels shall be the per-Program copy royalties set forth in this Agreement. Phoenix will accept all properly issued purchase orders for Program labels and will deliver the same to Licensee in consideration of Licensee’s payment. The terms
THE SYMBOL [***] IS USED TO INDICATE THAT A PORTION OF THE EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.

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and conditions of any invoice, purchase order or other business form or written authorization used by Licensee will have no effect on the rights, duties or obligations of the parties with respect to purchase of Program labels, regardless of the failure of Phoenix to object to those terms or conditions. Licensee agrees to: (a) order a minimum of [***], in United States currency, for Program labels per purchase order or as otherwise set forth in this Agreement; and (b) consume Program labels during its manufacturing process by firmly affixing the same to each Licensee Product containing a copy of a Program. Unless otherwise agreed by the parties, Licensee agrees that it shall not obtain Program labels from any source other than Phoenix.

5.4	During the term of this Agreement and for a period of [***] thereafter, Licensee agrees that Phoenix may hire an independent accounting firm to audit Licensee’s books and records for the sole purpose of determining Licensee’s compliance with the obligations of this Agreement. Phoenix shall not conduct such an audit more than [***] period. Any such audit will be conducted at Licensee’s premises during regular business hours, after reasonable notice, and in a manner that will not unduly interfere with Licensee’s normal business practices. Licensee will provide all reasonable assistance and cooperation that Phoenix may request during any audit. Licensee will promptly pay Phoenix the full amount of any underpayment revealed by an audit, and if such amount represents an underpayment of [***] or more, Licensee shall promptly reimburse Phoenix for the reasonable cost of such audit.

5.5	All amounts payable to Phoenix under this Agreement are exclusive of any taxes and other charges imposed by any federal, state, local, or other governmental entity. Licensee shall be responsible for, and if necessary reimburse Phoenix for any such taxes and charges, except for taxes based on Phoenix’s net income.

6.	DELIVERY. Unless otherwise set forth in this Agreement, Phoenix will deliver the Deliverables to Licensee within [***] after final execution of this Agreement, an Amendment, or in response to Licensee providing a purchase order to Phoenix. If delivery is via common carrier, then it will be FOB, origin Phoenix’s facility. If delivery is via Phoenix’s WWW or FTP site, then: (a) Phoenix will provide Licensee with all information needed to download such Deliverables; and (b) Licensee shall be deemed to have downloaded and taken possession of all Deliverables on the same date Phoenix provides Licensee with the information required to complete such download.

7.	OWNERSHIP.

7.1	All Deliverables and Modifications, made by Phoenix or on behalf of Phoenix, are the proprietary property of Phoenix and/or its suppliers. Except to the extent expressly authorized in this Agreement, Licensee shall have no right to (nor will allow any third party to) sell, assign, lease, transfer, encumber, or otherwise suffer to exist any lien or security interest on the Deliverables (or Modifications, made by Phoenix or on behalf of Phoenix).

7.2	If either Party wishes to use the trademarks or service marks of the other, the Party wishing to use such marks shall apply to the other for an appropriate license. This Agreement creates no license, whether express or implied, for the use of either Party’s trademarks by the other party.

8.	WARRANTIES AND DISCLAIMERS.

8.1	Phoenix warrants to Licensee that the Programs and Tools, in their unmodified form and when used as authorized under this Agreement, will perform materially in accordance their Specifications for a period of [***] from the date initially delivered to Licensee (the “Warranty Period”). If, during the Warranty Period, the Programs do not perform materially in accordance with their Specifications, Phoenix shall use commercially reasonable efforts to rectify the non-conformity. If Phoenix determines that the preceding option is commercially impractical, [***], and in such event, any licenses granted by Phoenix to Licensee for such Programs shall terminate. Phoenix warrants that it will perform any services provided under this Agreement in a professional manner, and in accordance with generally recognized commercial practices and standards.

8.2	THE PROVISIONS OF THIS SECTION 8 STATE THE SOLE AND EXCLUSIVE REMEDIES AVAILABLE TO LICENSEE. PHOENIX DISCLAIMS ALL OTHER WARRANTIES, EXPRESS, IMPLIED, STATUTORY, OR OTHERWISE REGARDING OR RELATING TO ANY PROGRAMS, TOOLS OR SERVICES FURNISHED OR PROVIDED TO LICENSEE UNDER THIS AGREEMENT. PHOENIX SPECIFICALLY DISCLAIMS ALL IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

9.	INDEMNIFICATION BY PHOENIX.

9.1	[***] Phoenix will, at its own expense, defend, indemnify and hold Licensee harmless from any claim made or threatened or any suit or proceeding brought against Licensee to the extent based on an allegation that any Program furnished to Licensee under this Agreement infringes [***] copyright or patent in existence on the date such Program was provided to Licensee, but only if Licensee: (a) notifies Phoenix in writing within a reasonable period of time (such that Phoenix suffers no prejudice to its rights) of such action; (b) gives Phoenix the right to control and direct the defense and settlement of such action; (c) makes no compromise, settlement or admission of liability; and (d) provides reasonable assistance and cooperates in the defense of such action. Subject to the limitations set forth in Section 11, Phoenix shall pay any resulting damages, costs and expenses finally awarded to a third party, including but not limited to reasonable attorney’s fees. Phoenix will have no responsibility for the settlement of any claim, suit or proceeding made by Licensee without Phoenix’s prior written approval.

9.2	If any Program is held to infringe and the use of such Program is enjoined, Phoenix will at its expense, either (a) procure for Licensee the right to continue using such infringing or potentially infringing Program, or (b) replace the infringing or potentially infringing Program with non-infringing Program, or (c) modify the infringing or potentially infringing Program so it becomes non-infringing. If none of the foregoing remedies are commercially feasible, then Phoenix will return to Licensee any license fees paid for the Program in question, and at such event, any licenses granted by Phoenix to Licensee for such Program shall terminate.

9.3	Phoenix’s obligations as stated in this Section 9 will not apply to any claim, suit or proceeding to the extent it is based on: (a) any modification of the Programs other than by Phoenix or the combination of the Programs with non-Phoenix hardware or software, if the claim, suit or proceeding would have been avoided if the Programs had not been so modified or combined; or (b) any use of the Programs not authorized by this Agreement.

9.4	This Section 9 sets forth the entire obligation of Phoenix, and Licensee’s exclusive remedy, for the actual or alleged infringement by any Deliverables of any patent, copyright, trade secret or other intellectual property right of any person or entity.
THE SYMBOL [***] IS USED TO INDICATE THAT A PORTION OF THE EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.

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10.	INDEMNIFICATION BY LICENSEE. LICENSEE ACKNOWLEDGES THAT THE DELIVERABLES ARE NOT DESIGNED, MADE OR INTENDED FOR ANY MISSION CRITICAL APPLICATION OR USE INVOLVING ANY RISK OF DEATH, PERSONAL INJURY, OR FINANCIAL LOSS, INCLUDING, WITHOUT LIMITATION, ANY USE INVOLVING AIRCRAFT CONTROL, COMMUNICATIONS, OR NAVIGATION, AIR TRAFFIC CONTROL, MEDICAL DEVICES, NUCLEAR APPLICATIONS, MISSILE AND DEFENSE SYSTEMS OR ON-LINE FINANCIAL SERVICES (“UNINTENDED USES”). IN THE EVENT ANY LICENSEE PRODUCT INCORPORATING ANY DELIVERABLES IS USED FOR ANY UNINTENDED USES, LICENSEE SHALL INDEMNIFY AND HOLD PHOENIX AND ITS SUPPLIERS, SUCCESSORS AND ASSIGNS HARMLESS FROM ANY CLAIMS, LOSSES, COSTS, DAMAGES, EXPENSES, OR LIABILITY ARISING OUT OF OR IN CONNECTION WITH SUCH UNINTENDED USES.

11.	LIMITATION OF LIABILITY.

11.1	IN NO EVENT WILL EITHER PARTY BE LIABLE TO EACH OTHER OR TO ANY THIRD PARTY FOR ANY CONSEQUENTIAL, INDIRECT, INCIDENTAL OR SPECIAL DAMAGES, EVEN IF THE PARTY TO BE CHARGED HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. IN NO EVENT WILL PHOENIX’S TOTAL LIABILITY UNDER ANY OR ALL PROVISIONS OF THIS AGREEMENT FOR ALL CAUSES OF ACTION ON A CUMULATIVE BASIS EXCEED THE PAYMENTS ACTUALLY MADE TO PHOENIX UNDER THIS AGREEMENT DURING THE IMMEDIATELY PRECEDING TWELVE (12) MONTH PERIOD. NOTWITHSTANDING THE FOREGOING, PHOENIX’S TOTAL LIABILITY UNDER SECTION 9 SHALL NOT EXCEED THE GREATER OF SUCH PAYMENTS OR ONE MILLION DOLLARS ($1,000,000.00 U.S.).

11.2	THE PARTIES AGREE THAT PHOENIX HAS SET ITS PRICES AND ENTERED INTO THIS AGREEMENT IN RELIANCE UPON THE LIMITATIONS AND DISCLAIMERS IN THIS SECTION 11, WHICH REPRESENT A BARGAINED-FOR ALLOCATION OF RISK BETWEEN THE PARTIES (INCLUDING THE RISK THAT A CONTRACT REMEDY MAY FAIL OF ITS ESSENTIAL PURPOSE AND CAUSE CONSEQUENTIAL LOSS), AND FORMS AN ESSENTIAL BASIS OF THE BARGAIN BETWEEN THE PARTIES.

12.	CONFIDENTIALITY.

12.1	Each party (as “Discloser”) may disclose to the other party (as “Recipient”) information in written, electronic or other tangible form consisting of commercial, financial, legal, technical and other information that is considered by the Discloser to be of a confidential and proprietary nature and (a) is marked or identified as confidential or (b) by their nature would be deemed to be confidential (“Confidential Information”). If the Discloser provides Confidential Information to the Recipient in oral form, this Section 12 will apply if the Discloser (a) identifies such information as Confidential Information at the time it is first disclosed to the Recipient; and (b) confirms in writing to the Recipient within thirty (30) days of disclosure the fact that such information is deemed Confidential Information by the Discloser. The written confirmation shall include a summary of the information the Discloser deems confidential.

12.2	Except to the extent otherwise expressly permitted by this Agreement, the Recipient shall not copy, distribute, disclose, or otherwise disseminate any Confidential Information to any third party without the Discloser’s prior written consent.

12.3	The Recipient shall safeguard all of the Discloser’s Confidential Information using the same degree of care as it uses to safeguard its own confidential and proprietary information of a like nature, provided that it shall never use less than a reasonable degree of care. The Recipient will promptly report any unauthorized disclosure or use of the Discloser’s Confidential Information and will take any further actions that are reasonably requested by the Discloser to prevent or remedy any such violation.

12.4	Except as otherwise set forth in this Agreement, a Recipient’s obligation to maintain the confidentiality of the other’s Confidential Information shall continue for a period of five (5) years from the date of termination of this Agreement.

12.5	If the Recipient is served with a subpoena, demand, writ, summons, citation, order for disclosure of documents or other legal process in any way concerning the Confidential Information of Discloser, the Recipient shall notify the Discloser immediately in writing, and both parties shall cooperate in any lawful effort to contest the validity of such subpoena or legal process and to ensure that the confidentiality of such Confidential Information is maintained during the pendency of such legal process.

12.6	This Agreement imposes no obligation upon a Recipient with respect to any information that the Recipient can show: (a) was rightfully in the Recipient’s possession before receipt from the Discloser, (b) is or becomes a matter of public knowledge through no fault of Recipient or any third party; (c) is rightfully received by the Recipient from a third party without a duty of confidentiality; or (d) is independently developed by the Recipient without any reference to any Confidential Information. The Recipient shall have the burden of proving the applicability of any of the above exceptions. If any portion of a Discloser’s Confidential Information falls within one of the above exceptions, the remainder of the Confidential Information shall continue to be subject to the terms and conditions of this Agreement.

12.7	This Agreement and its contents are Confidential Information. Either party may publicly state the fact that Licensee is Phoenix’s customer, but any further statement requires advance written permission from the other party.

13.	TERM AND TERMINATION.

13.1	The term of this Agreement shall commence on the Effective Date and shall continue for a period of ten (10) years thereafter, unless earlier terminated by either party pursuant to this Section. Within ninety (90) days of the tenth anniversary of the Effective Date, the parties agree to negotiate in good faith any renewal of this Agreement.

13.2	Either party may terminate this Agreement upon [***] days written notice to the other party if the other party is in material breach of this Agreement and such material breach is not cured within such period.

13.3	If either party: (a) becomes insolvent; (b) makes an assignment for the benefit of creditors; (c) files or has filed against it a petition in bankruptcy or seeking reorganization; (d) has a receiver appointed; and/or (e) institutes any proceedings for liquidation or winding up; then the other party may terminate this Agreement immediately by written notice.

13.4	Within ten (10) days after expiration or termination of this Agreement, each party shall (a) return or destroy the original and all copies of any Confidential Information (including all Deliverables) in its possession or control, including but not
THE SYMBOL [***] IS USED TO INDICATE THAT A PORTION OF THE EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.

Confidential Treatment Request
Confidential
limited to all copies contained on any magnetic or optical storage device owned or controlled by such party, and (b) provide the other with a statement, signed by a authorized officer of such party, that the originals and all copies have been returned or destroyed. Upon expiration or termination, all licenses granted in this Agreement will cease and shall have no further effect; provided that end users of the Programs shall be permitted the continued and uninterrupted use. Upon expiration or termination, each Party will remain obligated under this Agreement for transactions that have already been completed and to those parts of the Agreement relating to ownership, confidentiality, warranties, indemnity, limitation of liability, payment terms, obligations upon expiration or termination, and any other applicable provisions which by their nature would survive any such expiration or termination of this Agreement.

14.	GENERAL.

14.1	Assignment. No assignment by Licensee (by operation of law or otherwise) of any of its rights or obligations under this Agreement shall be effective without the prior written consent of Phoenix, which consent will not be unreasonably withheld. Subject to the foregoing sentence, this Agreement shall be binding upon and inure to the benefit of the parties, their successors and permitted assigns.

14.2	Governing Law and Jurisdiction. This Agreement shall be governed and construed in accordance with the laws of the State of California, without reference to its conflict of law rules. The parties agree to submit to the non-exclusive jurisdiction of the Superior Court of Santa Clara County, California and/or to the jurisdiction of the United States District Court for the Northern District of California with respect to any legal action related to this Agreement. The United Nations Convention on Contracts for the International Sale of Goods is expressly excluded from application to this Agreement.

14.3	Partial Invalidity; Waiver. In the event that any provision of this Agreement is held by a court of competent jurisdiction to be invalid, such provision shall be severed from this Agreement and shall not affect the validity of this Agreement as a whole or any of its other provisions. No waiver of any provision of this Agreement shall be effective unless it is set forth in a writing that refers to the provision so waived and is executed by an authorized representative of the party waiving its rights. No failure or delay by either party in exercising any right, power or remedy will operate as a waiver of any such right, power or remedy.

14.4	Injunctive Relief. Each party agrees that any actual or threatened breach of the confidentiality and licensing provisions of this Agreement will likely cause substantial harm to the non-breaching party that cannot be cured by money damages, therefore, either party may seek equitable relief upon request to protect such rights under this Agreement.

14.5	Notices. Any notice required or permitted to be made or given by either party will be deemed sufficiently made or given on the date of issuance if sent by certified mail, commercial courier, personal delivery, or a similar delivery method with a receipt for delivery. Any notice shall be addressed to the other party at the address in the header of this Agreement or to such other address as a party may designate by written notice given to the other party. Notices to Phoenix shall be sent to the attention of the General Counsel.

14.6	Export. Each party agrees that it will not, nor will it permit any third party to, export or re-export the Deliverables, in any form, without first obtaining any required United States and/or other governmental licenses or other authorization. By entering into this Agreement, Licensee represents and warrants that it is not: (a) located in or under the control of, nor is a national or resident of, any U.S. embargoed country; and (b) listed on, or under the control of any person listed on, the U.S. Treasury Department’s list of Specially Designated Nationals or the U.S. Commerce Department’s Table of Denial Orders.

14.7	Entire Agreement. The provisions of this Agreement (including any attachments, exhibits, exhibit amendments and amendments) constitute the entire agreement between the parties and supersede all prior agreements, oral or written, and all other communications relating to the subject matter of this Agreement.
As shown by its signature below, each party agrees to all provisions of this Agreement and has caused this Agreement to be executed on the date specified below by an individual authorized to sign on behalf of such party.

Phoenix:	Phoenix Technologies Ltd.	Licensee:	Wistron Corporation

By:		By:

Name:		Name:

Title:		Title:

Date:		Date:

THE SYMBOL [***] IS USED TO INDICATE THAT A PORTION OF THE EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.